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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 9, 2008

                                MICROISLET, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                                             88-0408274
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(State or other jurisdiction                                (IRS Employer
     of incorporation)                                    Identification No.)

                                    001-32202
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                                   (Commission
                                  File Number)

                        6370 NANCY RIDGE DRIVE, SUITE 112
                           SAN DIEGO, CALIFORNIA 92121
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               (Address of principal executive offices) (Zip Code)


                                 (858) 657-0287
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2008, we previously issued EuroAmerican Investment Corp. ("EuroAmerican") an unsecured subordinated convertible promissory note (the "EuroAmerican Note") on August 21, 2008, for an aggregate principal amount of up to One Million Dollars ($1,000,000) which we may draw down in one or more installments, subject to EuroAmerican's approval (the "EuroAmerican Loan"). On August 21, 2008, we previously borrowed Three Hundred Fifty Thousand Dollars ($350,000) under the EuroAmerican Note (the "Prior Draw Down"). On September 9, 2008, we borrowed an additional Three Hundred Thousand Dollars ($300,000) under the EuroAmerican Note (the "Additional Draw Down").

      We are required to repay any principal we borrow under the EuroAmerican Note, plus all accrued and unpaid interest, on the earlier of: (i) December 31, 2008, or (ii) upon an earlier equity financing in which we raise an aggregate of Four Million Five Hundred Thousand Dollars ($4,500,000) in net proceeds. The loaned amounts accrue interest at a rate of twenty four percent (24%) per annum. Unpaid interest is capitalized monthly. We may prepay the outstanding balance at any time without penalty. EuroAmerican may, at its option, convert all or a portion of the principal and accrued interest into the securities sold in our next equity financing transaction in which we raise at least Three Million Dollars ($3,000,000), on the same terms as the securities purchased by the other investors in the financing. We expect to use the proceeds of the advances made under the EuroAmerican Note from time to time for working capital purposes.

      In addition, in connection with the EuroAmerican Loan, we also issued EuroAmerican a warrant (the "EuroAmerican Warrant") to purchase a number of shares of our common stock equal to the quotient of the aggregate funds advanced to us under the EuroAmerican Note, divided by a conversion factor of one (1), for up to a maximum of one million (1,000,000) shares of our common stock. In connection with the Prior Draw Down on August 21, 2008, the EuroAmerican Warrant became exercisable for three hundred fifty thousand (350,000) shares of our common stock. In connection with the Additional Draw Down on September 9, 2008, the EuroAmerican Warrant became exercisable for an additional three hundred thousand (300,000) shares of our common stock, so that, as of September 9, 2008, the EuroAmerican Warrant was exercisable for an aggregate of six hundred fifty thousand (650,000) shares of our common stock. The EuroAmerican Warrant is exercisable at an exercise price of Thirty Cents ($0.30) per share commencing on August 21, 2009 (or earlier in the event of a Fundamental Transaction as defined in the EuroAmerican Warrant), and expires on August 21, 2014.

      Pursuant to the EuroAmerican Loan, on August 21, 2008, we also entered into a Registration Rights Agreement with EuroAmerican, pursuant to which we have agreed to register for resale the shares of common stock issuable upon exercise of the EuroAmerican Warrant on the next registration statement we file with the Securities and Exchange Commission relating to an offering for any of our equity securities, other than a registration statement relating to equity securities to be issued solely in connection with an acquisition of another entity, in an exchange offer for our securities, or in connection with stock option or other employee benefit plans.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On September 9, 2008, in connection with the Additional Draw Down, the EuroAmerican Warrant became exercisable for an additional three hundred thousand (300,000) shares of our common stock, so that, as of September 9, 2008, the EuroAmerican Warrant was exercisable for an aggregate of six hundred fifty thousand (650,000) shares of our common stock. The EuroAmerican Warrant is exercisable at an exercise price of Thirty Cents ($0.30) per share commencing on August 21, 2009 (or earlier in the event of a Fundamental Transaction as defined in the EuroAmerican Warrant), and expires on August 21, 2014.


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      We offered and sold the EuroAmerican Note and EuroAmerican Warrant (the
"Loan Documents") without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. The Loan Documents may not be offered or sold in the United States except pursuant to an applicable exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act. An appropriate legend was placed on the Loan Documents, and will be placed on the shares issuable upon exercise of the EuroAmerican Warrant or conversion of the EuroAmerican Note, except for shares registered for resale under the Securities Act prior to issuance.

      This Current Report on Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy, any of the securities described herein. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2008                     MICROISLET, INC.


                                             By: /s/ Michael J. Andrews
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                                                 Michael J. Andrews
                                                 Chief Executive Officer